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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of Office Depot, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of December 11, 2000.



                                ESL PARTNERS, L.P.

                                By: RBS Partners, L.P., its general partner
                                By: ESL Investments, Inc., its general partner

                                    By: /s/ EDWARD S. LAMPERT
                                       -----------------------------------------
                                       Edward S. Lampert
                                       Chairman

                                ESL LIMITED

                                By: ESL Investment Management, LLC, its
                                    investment manager

                                    By: /s/ EDWARD S. LAMPERT
                                       -----------------------------------------
                                       Edward S. Lampert
                                       Managing Member

                                ESL INSTITUTIONAL PARTNERS, L.P.

                                By: RBS Investment Management, LLC, its
                                    general partner

                                    By: /s/ EDWARD S. LAMPERT
                                       -----------------------------------------
                                       Edward S. Lampert
                                       Managing Member

                                ESL INVESTORS, L.L.C.

                                By: RBS Partners, L.P., its manager
                                By: ESL Investments, Inc., its general partner

                                    By: /s/ EDWARD S. LAMPERT
                                       -----------------------------------------
                                       Edward S. Lampert
                                       Chairman